UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 2, 2007

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in charter)

Delaware	1-10434	13-1726769
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

Pleasantville, New York		10570-7000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8: OTHER EVENTS

ITEM 8.01.  Other Events

The Reader’s Digest Association, Inc. (the “Company”) today announced the March 2, 2007 completion of the acquisition of the Company by an investor group led by Ripplewood Holdings LLC pursuant to an Agreement and Plan of Merger, dated November 16, 2006, by and among the Company and two entities formed by the Ripplewood-led investor group.

Copies of press releases are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

Filed herewith are the following:

Exhibit Number	Description

99.1	Press release of The Reader’s Digest Association, Inc. on March 2, 2007.

99.2	Press release of The Reader’s Digest Association, Inc. on March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER’S DIGEST ASSOCIATION, INC.
(Registrant)

Dated: March 2, 2007	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary and
Associate General Counsel